United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 22, 2026

Date of Report (Date of earliest event reported)

TRILLER GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38909	33-1473901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 N Broadway, STE 98065, Los Angeles, CA	90012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (947) 622-9043

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ILLR	NASDAQ Capital Market
Warrants, each warrant exercisable for one-quarter of one share of Common Stock for $23.00 per full share	ILLRW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on June 10, 2026, Triller Group Inc. (the “Company”) held its 2025 annual meeting of shareholders (the “Annual Meeting”) at 20F Foyer, 625 King’s Road, North Point, Hong Kong. As of May 13, 2025, the record date set by the Company’s Board of Directors, there were 198,854,372 shares of Common Stock, par value $0.001 per share (the “Common Stock”) and 11,801,804 shares of Series A-1 Preferred Stock issued and entitled to be voted at the Special Meeting, of which 114,094,392 or approximately 54.16% of the total outstanding shares of Common Stock and Series A-1 Preferred Stock, were represented in person or by proxy; therefore, a quorum was present. On June 10, 2026, the board of the Company resolved that, pursuant to authority received at the Annual Meeting, the Company shall file with the Secretary of State of the State of Delaware a certificate of amendment (the “Charter Amendment”) to its certificate of incorporation (the “Certificate of Incorporation”), which effected a one-for-ten reverse stock split (the “Reverse Stock Split”) of all of the Company’s outstanding shares of common stock, par value $0.001 per share (the “Common Stock”). As a result of the Reverse Stock Split, every ten (10) shares of Common Stock were exchanged for one (1) share of Common Stock.

The Reverse Stock Split did not affect the total number of shares of capital stock that the Company is authorized to issue, which remain as set forth pursuant to the Certificate of Incorporation. No fractional shares were issued in connection with the Reverse Stock Split. Rather, stockholders who would have received will pay cash in lieu of fractional shares. The Reverse Stock Split also has a proportionate effect on all other options and warrants of the Company outstanding as of the effective date of the Reverse Stock Split.

The summary of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Triller Group Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILLER GROUP INC.

	By:	/s/ Shu Pei Huang, Desmond
		Name:	Shu Pei Huang, Desmond
		Title:	Acting Chief Financial Officer

Dated: June 24, 2026

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